UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

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WEBMEDIABRANDS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(4)	Date filed: April 28, 2010

WEBMEDIABRANDS INC.
50 Washington Street, 9th Floor
Norwalk, Connecticut 06854
(203) 662-2800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 3, 2010

Dear Stockholders:

You are hereby cordially invited to attend the 2010 Annual Meeting of Stockholders of WebMediaBrands Inc., a Delaware corporation, at the offices of WebMediaBrands Inc. located at 475 Park Avenue South, 9th Floor, New York, New York on June 3, 2010, at 10:00 a.m. local time. This meeting is being held for the following purposes:

1. To elect six directors to the Board of Directors of WebMediaBrands Inc. with terms expiring at the Annual Meeting of Stockholders to be held in 2011 or until their successors are duly elected;

2. To approve the appointment of Grant Thornton LLP, independent registered public accounting firm, to act as independent auditors for WebMediaBrands Inc. for the fiscal year ending December 31, 2010; and

3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on April 23, 2010 are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof.

YOUR VOTE IS IMPORTANT

Whether or not you expect to be present at the annual meeting, please complete, date, sign and return the enclosed proxy promptly in the postage-prepaid envelope provided for your convenience. If you attend the annual meeting, you may revoke your proxy and vote your shares in person if you wish.

By Order of the Board of Directors, Alan M. Meckler Chairman of the Board and Chief Executive Officer

Dated: May 7, 2010

WebMediaBrands Inc.
50 Washington Street, 9th Floor
Norwalk, Connecticut 06854
(203) 662-2800

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 3, 2010

The Board of Directors of WebMediaBrands Inc. (the “Company”) is soliciting proxies from the Company’s stockholders for the 2010 Annual Meeting of Stockholders to be held on June 3, 2010.

You are entitled to vote at the meeting if you were a stockholder of record at the close of business on April 23, 2010. On or about May 7, 2010, the Company will begin mailing to all such stockholders a proxy card, this proxy statement and the Company’s 2009 Annual Report. On April 23, 2010, there were 37,471,059 shares of the Company’s common stock outstanding, which are the only shares of the Company’s stock entitled to vote at this meeting. Each such share of common stock will be entitled to one vote at the meeting.

Your signed proxy card will appoint Alan M. Meckler and Mitchell S. Eisenberg, as proxy holders, or your representatives, to vote your shares.

If you sign and return your proxy card without giving voting directions, the proxy holders will vote your shares:

(i) for all of the nominees for director listed on pages 2 and 3; and

(ii) for the appointment of Grant Thornton LLP as independent auditors for the fiscal year ending December 31, 2010.

The proxy card permits you to direct the proxy holders to:

(i) withhold your votes from particular nominees; and/or

(ii) vote “for” or “against” or “abstain” from voting on the appointment of auditors referred to above.

Signing and returning your proxy card will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previously voted proxy will be automatically revoked. You may also revoke your proxy any time before it is voted by delivering written notice prior to the meeting to:

WebMediaBrands Inc.
50 Washington Street, 9th Floor
Norwalk, Connecticut 06854
Attn: Corporate Secretary

If you submit more than one proxy, each later-dated proxy will revoke all previous proxies.

The Board of Directors expects all nominees named below to be available for election. In case any nominee is not available, the proxy holder may vote your shares for a substitute if you have submitted a signed proxy card.

As far as the Company knows, the only matters to be brought before the meeting are those referred to in this proxy statement. As to any other matters presented at the meeting, if you send in a signed proxy card, the proxy holder may vote your shares at their discretion.

No business may be conducted at the meeting unless a majority of all outstanding shares entitled to vote are either present at the meeting in person or represented by proxy. All matters voted on at the meeting will be determined by the “for” vote of a majority of the shares present at the meeting in person or represented by proxy and entitled to vote on the subject matter of the vote, except for the election of directors, which will be determined by the “for” vote of a plurality of such shares.

Abstentions and broker non-votes are counted as shares present for determining if there are sufficient shares present to hold the meeting and are entitled to vote on matters at the meeting. Therefore, abstentions have the same legal effect as a vote against a matter.

A list of stockholders entitled to vote at the meeting will be available at the meeting and for ten days prior to the meeting, between the hours of 9:00 a.m. and 5:00 p.m., at the Norwalk offices of the Company, 50 Washington Street, 9th Floor, Norwalk, Connecticut 06854, by contacting the Corporate Secretary.

ITEM 1. ELECTION OF DIRECTORS

Item 1 is the election of all six current members of the Company’s Board of Directors to another term. The persons named in the enclosed proxy intend to vote the proxy for the election of each of the six nominees, unless you indicate on the proxy card that your vote should be withheld from any or all such nominees. Each nominee elected as a director will continue in office until his successor has been elected, or until his death, resignation or retirement.

The Board of Directors has proposed the following nominees for election as directors with terms expiring at the Annual Meeting in 2011: Alan M. Meckler, Michael J. Davies, Gilbert F. Bach, William A. Shutzer, John R. Patrick and Wayne A. Martino.

The Board of Directors recommends a vote FOR the election of these nominees as directors.

The following table sets forth information with respect to each nominee for director. Except as otherwise indicated, each nominee has held his present occupation or occupations for more than the past five years and has not been principally employed by any subsidiary or affiliate of the Company. There are no family relationships among any nominee, director or executive officer of the Company and there are no arrangements or understandings between the director nominees and any other person pursuant to which the director nominees were selected as directors or nominees. References below to the nominees’ respective ages are as of the date of the Annual Meeting. References below to periods of service to the Company include, where applicable, service to the Company’s predecessor business, internet.com LLC, prior to its 1999 merger with and into the Company.

Name	Age	Principal Occupation or Occupations and Directorships
Alan M. Meckler	64
Alan M. Meckler has been Chairman of the Board and Chief Executive Officer of the Company since its inception. Previously, Mr. Meckler had been Chairman of the Board of Mecklermedia Corporation from 1973 and was its Chief Executive Officer from December 1993 until it was acquired by Penton Media in November 1998. He also served as President of Mecklermedia from 1971 through November 1998. Among other experiences, qualifications, attributes and skills, Mr. Meckler’s executive experience in the digital media industry and his unique perspective on the Company led to the conclusion of the Nominating and Corporate Governance Committee and of the full Board that he should serve as a director of the Company.

Michael J. Davies	65
Michael J. Davies has been a director of the Company since its inception. Mr. Davies has been President of Fox Hill Consulting LLC since February 1998 and has also been a director of Boxwood Technology, Inc. since May 2000. He was Chairman and CEO of Amazing Media, Inc. from February 2002 until January 2005. From February 2001 until March 2002 he was Chairman of Saltmine, Inc. Mr. Davies was a director of PROVANT, Inc. from 1998 to 2001. Mr. Davies was also a director of Mecklermedia from January 1996 until it was acquired by Penton Media in November 1998. He was a special limited partner with American Business Partners from July 1997 to April 1998. Prior to that he was a Managing Director, Corporate Finance, of the investment bank Legg Mason Wood Walker, Incorporated from 1993 to 1996. Before joining Legg Mason, Mr. Davies was the Publisher of the Baltimore Sun from 1990 through 1993. Among other experiences, qualifications, attributes and skills, Mr. Davies’ knowledge and experience in corporate finance as well as his prior experiences in leading media and Internet companies led to the conclusion of the Nominating and Corporate Governance Committee and the full Board that he should serve as Chairman of the Compensation Committee and a director of the Company.

Name	Age	Principal Occupation or Occupations and Directorships
Gilbert F. Bach	78
Gilbert F. Bach has been a director of the Company since its inception. Mr. Bach retired on January 1, 1997 from Lehman Brothers, where he held various positions from 1979 through 1996, most recently as a Managing Director. From 1955 to 1979, Mr. Bach held various positions at Hirsch & Co. and Loeb Rhoades & Co. Mr. Bach was also a director of Mecklermedia from February 1997 until it was acquired by Penton Media in November 1998. Among other experiences, qualifications, attributes and skills, Mr. Bach’s experience in the areas of finance, marketing and securities led to the conclusion of the Nominating and Corporate Governance Committee and the full Board that he should serve as Chairman of the Nominating and Corporate Governance Committee and a director of the Company.

William A. Shutzer	63
William A. Shutzer has been a director of the Company since January 2000. Mr. Shutzer has been a partner of Evercore Group Holdings, a financial advisory and private equity firm since 2004. He previously served as a Managing Director of Lehman Brothers from 2000 through 2003, a Partner in Thomas Weisel Partners LLC from 1999 through 2000, as Executive Vice President of ING Baring Furman Selz LLC from 1998 through 1999, as President of Furman Selz Inc. from 1995 through 1997, and as a Managing Director of Lehman Brothers and its predecessors from 1978 through 1994. Mr. Shutzer is also a member of the board of directors of Tiffany & Co., and Evercore Trust Co. Among other experiences, qualifications, attributes and no skills, Mr. Shutzer’s knowledge of and experience in finance, investor relations and strategic development led to the conclusion of the Nominating and Corporate Governance Committee and the full Board that he should serve as a director of the Company.

John R. Patrick	64
John R. Patrick has been a director of the Company since January 2003. Mr. Patrick has been President of Attitude LLC since 2001. Prior to that, he worked at IBM Corporation from 1967 to 2001. Mr. Patrick was Vice President of Internet Technology at IBM from 1995 to 2001. He is a member of the board of directors of Knovel Corporation, OCLC, Danbury Health Systems and Danbury Hospital. Among other experiences, qualifications, attributes and skills, Mr. Patrick’s knowledge of and experience in the Internet industry and ability to serve as Audit Committee financial expert led to the conclusion of the Nominating and Corporate Governance Committee and the full Board that he should serve as Chairman of the Audit Committee and a director of the Company.

Wayne A. Martino	50
Wayne A. Martino was appointed as a director of the Company in January 2010. Mr. Martino has been a principal of the law firm Brenner, Saltzman & Wallman, LLP since 1991. Mr. Martino was formerly a director of Ziplink, Inc. from 1999 until 2001 and Mecklermedia Corporation from 1993 until 1998. He has served on the State of Connecticut Nanotechnology Advisory Panel since 2005 and on the Board of Trustees of the Hamden Hall Country Day School since 2008. Mr. Martino received a B.A. from American University and a J.D. from the University of Connecticut Law School. Among other experiences, qualifications, attributes and skills, Mr. Martino’s experience in advising clients in business transactions and knowledge of legal requirements of public companies led to the conclusion of the Nominating and Corporate Governance Committee and the full Board that he should serve as a director of the Company.

PRINCIPAL STOCKHOLDERS AND SECURITY
OWNERSHIP OF MANAGEMENT

Security Ownership of Directors, Nominees for Director, Named Executive Officers and all Directors and Executive Officers as a Group

The following table sets forth, as of March 31, 2010, information with respect to the outstanding shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), beneficially owned by each director of the Company, each nominee for director, the Chief Executive Officer (who is also a director), the Chief Financial Officer and by all persons presently serving as directors and officers of the Company as a group. Except as otherwise indicated, all shares are owned directly. The business address for all of those parties is c/o WebMediaBrands Inc., 50 Washington Street, 9th Floor, Norwalk, CT 06854. For purposes of this table, a person is deemed to have “beneficial ownership” of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Alan M. Meckler	15,802,130	(1)	41.1%

William A. Shutzer	492,147	(2)	1.3%

Gilbert F. Bach	246,750	(3)	*

John R. Patrick	290,568	(4)	*

Michael J. Davies	163,193	(5)	*

Wayne A. Martino	63,150		*

Donald J. O’Neill	257,868	(6)	*

All directors and executive officers as a group (seven persons)	17,315,806		45.2%

*	Less than one percent

(1)
Includes 2,000,000 shares held in the Alan M. Meckler 2009 Grantor Retained Annuity Trust (the “GRAT”), a Grantor Retained Annuity Trust, 425,765 shares held by The Meckler Foundation, Inc., a non-profit charitable foundation founded by Mr. Meckler and for which he acts as president, 2,808,360 shares held by Mr. Meckler’s wife and 313,600 shares held in a trust for the benefit of Mr. Meckler’s mother. Mr. Meckler exercises shared voting and investment control over all of these shares except the shares held by the GRAT, over which Mr. Meckler exercises investment control but not voting control. Also includes 1,072,693 shares issuable upon exercise of currently exercisable options.

(2)	Includes 148,750 shares issuable upon exercise of currently exercisable options.

(3)	Includes 169,750 shares issuable upon exercise of currently exercisable options.

(4)	Includes 210,568 shares issuable upon exercise of currently exercisable options.

(5)	Includes 157,693 shares issuable upon exercise of currently exercisable options.

(6)	Includes 257,868 shares issuable upon exercise of currently exercisable options.

Security Ownership of Certain Beneficial Owners as of March 31, 2010

The following table sets forth, as of March 31, 2010, information with respect to the outstanding shares of the Company’s Common Stock beneficially owned by each person (including any “group” as that term is used in section 13(d)(3) of the Exchange Act) who is known to the Company to be the beneficial owner of more than five percent of any class of the Company’s voting securities and who is not a director or executive officer of the Company. Except as otherwise indicated, all shares are owned directly. For purposes of this table, a person is deemed to have “beneficial ownership” of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

Federated Investors, Inc.	Federated Investors Tower Pittsburgh, PA 15222-3779	2,435,116	(1)	6.6%

Royce & Associates, LLC	1414 Avenue of the Americas New York, NY 10019	2,273,087	(2)	6.2%

S Squared Technology	515 Madison Avenue New York, NY 10022	3,739,800	(3)	10.1%

(1)
Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 dated February 11, 2010. John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue, as co-trustees of the trust holding all shares of Federated, the parent of investment companies holding our stock, share voting and dispositive control.

(2)	Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 dated January 26, 2010.

(3)
Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 dated February 10, 2010. S Squared Technology, a Delaware limited liability company, and S Squared Technology Partners, L.P., a Delaware limited partnership, are registered investment advisers. Seymour L. Goldblatt is the President of each and owns a majority of the interests in the LLC. Kenneth A. Goldblatt owns a majority of the interests in the partnership. Both Goldblatts are U.S. citizens.

FURTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

Director Independence

Each year, the Company reviews any and all relationships that each director has with the Company, and the Board of Directors subsequently reviews those findings in accordance with the elements of independence set forth in the Nasdaq listing standards. The Board of Directors has determined that none of the directors has any material business relationships with the Company, except for the Company’s Chairman and Chief Executive Officer, Mr. Alan M. Meckler. In June 2009, the Board conducted a review of director independence. As a result of this review, the Board affirmatively determined that each of the following non-employee directors is independent and has no relationship with the Company, except as a director and stockholder: Gilbert F. Bach, Michael J. Davies, John R. Patrick and William A. Shutzer.

Code of Business Conduct and Ethics

We have adopted a World Wide Business Conduct Policy that is designed to promote high standards of ethical conduct by our directors and employees.  The Code requires that our directors and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in the Company’s best interest.  It includes a code of ethics for our chief executive office and chief financial and chief accounting officer, and persons performing similar functions.

As a mechanism to encourage compliance with the World Wide Business Conduct Policy, we have established procedures to receive, retain, and address complaints received regarding accounting or auditing matters.  These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner.

In addition, our CEO and CFO are subject to additional corporate governance policies.  These policies are available for review under the Corporate Governance section on our Website at www.webmediabrands.com.

Board Leadership Structure and Risk Oversight Role

Our Board of Directors is led by our Chairman, Mr. Alan M. Meckler. The Board believes that having our CEO serve as Chairman of the Board is suitable for the Company at its present stage. Mr. Meckler, who also is our largest stockholder, possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is well positioned to develop agendas that ensure the Board’s time and attention are focused on the most critical matters. Furthermore, the Board believes that having our CEO serve as Chairman of the Board strengthens the ability of the CEO to develop and implement strategic initiatives and respond efficiently to various situations. The Board is aware of potential conflicts that might arise when an insider chairs the Board, but believes these potential conflicts are offset by the fact that independent directors comprise the remainder of the Board and each of the Board’s committees. Additionally, the Board believes Mr. Meckler’s combined role enables decisive leadership and ensures clear accountability.

As part of its oversight function, the Board and its committees regularly undertake reviews of the significant risks in respect of our business. These reviews are supplemented as necessary by outside professional advisers with expertise in the substantive areas of our business. The committees facilitate deeper analysis of various matters and promote regular monitoring of our activities in their advisory role to the Board. Specifically, the Audit Committee oversees the Company’s risk policies and processes relating to our financial statements and financial reporting, as well as liquidity risks, market risks, and the policies and procedures for monitoring and mitigating these risks. The Audit Committee also reviews, monitors and decides upon all related party transactions. Similarly, the Compensation Committee oversees risks related to the Company’s compensation policies.

The Board believes that its current structure effectively maintains independent oversight of management and that having a lead independent director is unnecessary. The Board has the ability to quickly adjust its leadership structure should business or managerial conditions change.

Committees of the Board

The Board of Directors has established a Compensation Committee, an Audit Committee and a Nominating and Corporate Governance Committee. Effective January 22, 2010, in conjunction with the appointment of Wayne A. Martino as a member of the Board of Directors, Mr. Martino will serve as a member of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board.  The current members of the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee are as follows:

Compensation Committee	Audit Committee	Nominating and Corporate Governance Committee

Gilbert F. Bach	Gilbert F. Bach	Gilbert F. Bach
Michael J. Davies	Michael J. Davies	Michael J. Davies
Wayne A. Martino	Wayne A. Martino	Wayne A. Martino
John R. Patrick	John R. Patrick	John R. Patrick
William A. Shutzer	William A. Shutzer	William A. Shutzer

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for discharging the responsibilities of the Board of Directors relating to the compensation of the Company’s executive officers and advising the Board on the Company’s compensation philosophy, programs and objectives. The Compensation Committee oversees the Company’s compensation programs, which include components that are designed specifically for the Company’s Chief Executive Officer and the Vice President and Chief Financial Officer. Mr. Davies serves as the Chairman of the Compensation Committee. The Board has determined the members of the Compensation Committee are each independent pursuant to Nasdaq listing standards. The Compensation Committee may delegate its authority to subcommittees, as the Compensation Committee deems appropriate, so long as any actions taken by such subcommittees are not otherwise inconsistent with the obligations and responsibilities of the Compensation Committee. The Company’s Board of Directors has adopted a written charter for the Compensation Committee that is available for review under the Corporate Governance section on our Website at www.webmediabrands.com. The Compensation Committee met four times during the fiscal year ended December 31, 2009.

Consistent with the listing requirements of Nasdaq, the Compensation Committee is composed entirely of independent non-management members of the Board of Directors. No Compensation Committee member participates in any of the Company’s employee compensation programs. For further discussion on the Compensation Committee see “Compensation Discussion and Analysis”.

Audit Committee

The Audit Committee has the responsibility to review audited financial statements and accounting practices of the Company, to consider and recommend the employment of, and approve the fee arrangements with, independent accountants for both audit functions and for advisory and other consulting services and to oversee the Company’s systems of disclosure controls and procedures, internal controls over financial reporting and compliance with ethical standards adopted by the Company. The Board has determined the members of the Audit Committee are each independent pursuant to Nasdaq and SEC rules. The Board of Directors has determined that Mr. John R. Patrick, Chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission. In making the determination, the Board of Directors considered Mr. Patrick’s credentials and financial background and found that he was qualified to serve as the “financial expert.” The Company’s Board of Directors has adopted a written charter for the Audit Committee that is available for review under the Corporate Governance section on our Website at www.webmediabrands.com. The Audit Committee met four times during the fiscal year ended December 31, 2009.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies individuals qualified to become members of the Board of Directors and recommends such candidates to the Board and stockholders for consideration. Mr. Gilbert F. Bach has served as the Chairman of the Nominating and Corporate Governance Committee since the committee was formed in 2005. The Board has determined the members of the Nominating and Corporate Governance Committee are each independent pursuant to Nasdaq listing standards. In considering candidates for election to the Board, the Nominating and Corporate Governance Committee evaluates the qualifications and performance of the incumbent directors, including consideration of whether the director continues to satisfy the minimum qualifications for director candidates, and reviews the performance of the director during the preceding term. Absent special circumstances, if the incumbent director continues to be qualified and has performed his or her duties satisfactorily during the preceding term and there exist no special reasons, including those relating to the compositional and functional needs of the Board as a whole, why the incumbent should not be nominated, the Nominating and Corporate Governance Committee will propose the incumbent director for re-election. In identifying and evaluating new candidates for election to the Board, the Nominating and Corporate Governance Committee will solicit recommendations from members of the Board and the management of the Company. The Nominating and Corporate Governance Committee will assemble information concerning the background and qualifications of each candidate and determine if each candidate satisfies the minimum qualifications required of candidates and possesses any of the specific qualities that must be possessed by one or more members of the Board. The Nominating and Corporate Governance Committee will consider the contribution that the candidate can be expected to make to the overall functioning of the Board and the extent to which the membership of the candidate would promote diversity on the Board, with regard to professional background, experience, expertise, age, gender, ethnicity and country of citizenship.

It is the policy of the Nominating and Corporate Governance Committee that all persons nominated to serve as a director of the Company should possess certain minimum qualifications as threshold criteria. The Nominating and Corporate Governance Committee does not have a written policy regarding the consideration of diversity, however defined, and does not explicitly seek diversity in identifying and evaluating nominees for director. Instead, the Nominating and Corporate Governance Committee seeks such qualifications as, among others, the personal integrity and ethical character of the candidate; the absence of any conflicts of interest that would impair the candidate’s ability to exercise independent judgment or discharge the fiduciary duties of a director; the ability to represent fairly and equally stockholders of the Company; demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavor; a demonstrated ability to function effectively in an oversight role; a general business understanding of major issues facing public companies of comparable size and operational scope to the Company; and adequate time to devote to the Board and its committees. Only under exceptional and limited circumstances will the Nominating and Corporate Governance Committee approve a candidate who does not satisfy these requirements. The Nominating and Corporate Governance Committee will adhere to the applicable rules and guidelines of Nasdaq and the SEC.

The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders. Any stockholder that wishes to nominate a director candidate should submit complete information as to the identity and qualifications of the director candidate pursuant to the procedures set forth below under “Stockholder Communication with the Board of Directors”. The Nominating and Corporate Governance Committee will evaluate persons recommended by stockholders in the same manner as other candidates.

In addition, the Nominating and Corporate Governance Committee is responsible for, among other things, evaluating the effectiveness of the Board and its Committees, and for developing, updating as necessary, and recommending to the Board corporate governance principles and policies applicable to the Company. The Company’s Board of Directors has adopted a written charter for the Nominating and Corporate Governance that is available for review under the Corporate Governance section on our Website at www.webmediabrands.com. The Nominating and Corporate Governance Committee met four times during the fiscal year ended December 31, 2009.

Directors’ Attendance

The Company does not currently have a formal policy regarding director attendance at the Company’s annual meetings. However, it is expected that, absent compelling circumstances, each director will be in attendance for each board meeting. The Board of Directors met four times and participated in three telephonic meetings during the fiscal year ended December 31, 2009. All of the directors attended all of the Board of Directors’ meetings and all of the meetings of each committee on which each such director serves.

Legal Proceedings

WebMediaBrands is subject to legal proceedings and claims that arise in the ordinary course of its business. In the opinion of management, the amount of ultimate liability with respect to active legal proceedings should not materially affect the financial statements of WebMediaBrands.

Stockholder Communication with the Board of Directors

Generally, stockholders who have questions or concerns should visit our Investor Relations home page at www.webmediabrands.com/corporate/investors.html .. However, any stockholders who wish to address questions or other communications regarding our business directly to the Board of Directors, a committee or any individual director, should direct their questions or other communications in writing to the Chairman of the Board at WebMediaBrands Inc., 50 Washington Street, 9th Floor, Norwalk, CT 06854. The Chairman will forward all such communications as appropriate.

EXECUTIVE OFFICERS

In addition to Alan M. Meckler, the Chairman of the Board and Chief Executive Officer, the following person is an executive officer of the Company.

Name	Age	Position with Company
Donald J. O’Neill	36
Donald J. O’Neill has been the Vice President and Chief Financial Officer of the Company since May 2007. From May 2005 to May 2007, Mr. O’Neill served as Controller of the Company after having held various accounting staff and management positions with the Company since his hiring in April 2000. Prior to his tenure at the Company, Mr. O’Neill was employed by Arthur Andersen LLP.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

Overview of Compensation Philosophy and Program Objectives

In order to recruit and retain the most qualified and competent individuals to the Company’s management team, the Company strives to maintain a compensation program that is competitive in the current labor market. The purposes of the Company’s compensation program are to attract and retain highly qualified employees and to reward performance. The following compensation objectives were considered in determining the compensation of the Chairman and Chief Executive Officer, Alan M. Meckler, and the Vice President and Chief Financial Officer, Donald J. O’Neill (referred to collectively herein as the “NEOs”):

•	designing competitive compensation and stock incentive plan to enhance the Company’s ability to attract and also to retain knowledgeable and experienced executives;

•	setting compensation and incentive level that reflect competitive market practices and that are geared both towards the current and long-term performance of the Company; and

•
ensuring that a significant portion of the total compensation package is determined by increases in stockholder value, in order to align the executives’ interests with those of the Company’s stockholders.

Oversight of Executive Compensation Program

Relating to NEO compensation, the responsibilities of the Compensation Committee include the following (subject, where applicable, to ratification by the Board of Directors):

•	developing and promoting an effective compensation philosophy;

•	reviewing and establishing long-term performance goals and objectives for the Company’s NEOs;

•	evaluating the performance of the Company’s NEOs in light of approved goals and objectives;

•
determining the compensation of the NEOs based on their performance evaluations, consisting of components of compensation such as annual salary and long-term incentive compensation and perquisites, and any other matters relating to the compensation of the NEOs that the Compensation Committee considers appropriate, such as considerations regarding employment, severance, change of control, or other compensation agreements or arrangements to be entered into or otherwise established between the Company and the NEOs; and

•	administering all equity-based compensation plans and arrangements with an aim toward furthering the Company’s long-term goals.

Comparative Compensation Data

The Compensation Committee has historically utilized information compiled by the Company specific to the media industry as a resource for determining competitive compensation for the Company’s NEOs, which includes information on salaries and long-term equity incentives of companies of varying size and market capitalization within the media industry. The Compensation Committee uses the benchmark information as a general framework and attempts to ensure that the total compensation for the Company’s NEOs is consistent with the range of total compensation being paid to executives at similarly sized companies in similar industries. It is important to note that the competitive compensation information is just one relevant consideration in the compensation assessment and decision process. As described in more detail in this compensation discussion and analysis, in addition to relevant market compensation information and each executive officer’s total compensation, the Compensation Committee also considers the following factors in reviewing and determining compensation levels for our NEOs:

•	Overall company performance measured in terms of financial performance, stockholder value creation, and execution of the Company’s management objectives;

•	Individual performance, including in particular, each individual executive’s contribution to successful implementation of long-term strategic direction; and

•	The relative mix between compensation elements as it relates to both fixed and variable, and cash and non-cash, compensation.

The Compensation Committee periodically meets with the CEO to discuss the information supplied and to discuss proposed compensation changes for the NEOs other than himself, along with its initial conclusions as to compensation for the subsequent year.

Compensation Elements

Although the Compensation Committee does not target a specific ratio between salary and equity awards, the Compensation Committee believes that the current mix of cash and equity-based compensation provided to the NEOs, by emphasizing incentive compensation that is at risk and tied to the Company’s financial performance, furthers the Company’s compensation philosophy and objectives stated above.

The key components of the NEO compensation are salary and stock option awards. A discussion of the various components of the NEO compensation for fiscal year 2009 follows.

Salary

Competitive base salaries are an important factor in a company’s ability to attract and retain their NEOs. The Compensation Committee reviews salary-related information to ensure that the salary program is competitive, and base salaries for the NEOs are determined each year by the Compensation Committee based on a variety of factors in addition to salary-related data regarding similar positions requiring similar qualifications within the industry, such as the executive’s experience, job responsibilities and the performance of such executive’s duties and responsibilities during the relevant year. In 2009, the Company instituted a temporary 3% salary reduction for all employees, including the NEOs. The temporary 3% salary reduction has since been reversed.

Stock Incentive Plan

The Company’s 2008 Stock Incentive Plan is intended to provide employees with long-term rewards designed to appreciate in value with the favorable future performance of the Company. We generally grant stock options from time to time as part of the periodic grants to certain employees, including the NEOs, based on individual performance.

As a result of the sale of the online images business (the “Images Sale”) on February 23, 2009 and the sale of the assets related to the Company’s Internet.com business (the “Internet.com Sale”) on November 30, 2009, all unvested stock options on each respective date were immediately vested.

In addition, prior to 2007, the Company issued stock options with a life of ten years except for stock options granted to the CEO. As a result of Mr. Meckler’s status as an affiliate of the Company, stock options granted to him expire five years following the date of grant to ensure that the stock options retain their tax-qualified status. Beginning in 2007, the Compensation Committee determined that all future stock option grants should have a five-year term because this would result in less stock-based compensation expense for the Company based on applicable accounting principles. Stock option grants vest equally on each of the first three anniversaries of grant.

The Compensation Committee believes that the stock option awards and the period over which they vest provide a method of retention and motivation for the executives of the Company and also encourage the executives to manage the Company in an effective manner with a goal of achieving long-term stock price appreciation.

Perquisite and Other Personal Benefit

Mr. Meckler is provided use of a Company automobile and receives reimbursement for expenses related to the automobile. This is a legacy benefit that was granted at the time of the Company’s inception, and during its continuing review of total compensation, the Compensation Committee has determined that continuing to provide this benefit is reasonable and consistent with its overall goals of retaining highly qualified employees for key positions. During 2005, the Board of Directors granted lifetime post-employment medical benefits and prescription drug coverage to the CEO and his spouse. In December 2009, the Compensation Committee consented to and adopted, at the request of the CEO, a resolution that terminated the entitlement to post-employment medical benefits and prescription drug coverage for the CEO and his spouse. These perquisites and other personal benefits were considered by the Compensation Committee such that, when combined with base salary and the issuance of stock options, total compensation is consistent with the range of total compensation being paid to executives at similarly sized companies in similar industries. The specific perquisites provided to each NEO during 2008 and 2009 are shown in the footnotes to the Summary Compensation Table below.

Severance

The Company was party to an employment agreement with Christopher S. Cardell that provided twelve months of continued base salary and benefits to be paid upon termination for any reason. This was a legacy benefit that was granted at the time of the Company’s inception. The Compensation Committee did not consider this as part of their overall compensation decision process largely because this legacy agreement pre-dates the Committee’s existence and this benefit was not material to the retention of Mr. Cardell.

Effective as of October 24, 2008, Mr. Christopher Cardell resigned as the President and Chief Operating Officer of WebMediaBrands Inc. and as a director of the Company. The specific severance-related amounts paid to Mr. Cardell during 2009 are shown in the footnotes to the Summary Compensation Table below.

The Company is also party to an employment agreement with Donald J. O’Neill that provides six months of severance to be paid upon termination without cause.

Tax Implications

Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to each of the NEOs. Certain performance-based compensation is not subject to this deduction limit. Options granted under the Company’s 1999 Stock Incentive Plan and 2008 Stock Incentive Plan qualify as performance-based compensation exempt from the deduction limitation of Section 162(m). While tax deductions are an important consideration in determining compensation levels, because the non-exempt annual compensation paid to each of the NEOs does not exceed the $1,000,000 limit, the Company has not adopted a formal policy requiring that all compensation must be deductible.

Summary Compensation Table

The following table sets forth all compensation paid to, or accrued by the Company for, the NEOs in respect of fiscal years 2009 and 2008. Alan M. Meckler and Donald J. O’Neill were the only NEOs of the Company during the periods presented. Christopher S. Cardell was the Company’s President and Chief Operating Officer through his resignation effective as of October 24, 2008.

Name and Principal Position	Year	Salary ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Alan M. Meckler Chairman and Chief Executive Officer	2009 2008	360,291 363,346	176,393 795,088	— —	64,406 82,890	(2)	601,090 1,241,324
Christopher S. Cardell Former President and Chief Operating Officer (4)	2009 2008	— 315,214	— 721,607	— —	309,155 86,212	(3)	309,155 1,123,033
Donald J. O’Neill Vice President and Chief Financial Officer	2009 2008	196,077 195,673	71,800 68,704	— —	— —		267,877 264,377

(1)
Amounts in the Option Awards column include the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codifications ("ASC") Topic 718 for 2009 stock option awards based on a Black-Scholes value of $0.26 for 175,000 stock options and  $0.43 for 300,000 stock options for Mr. Meckler and a Black-Scholes value of $0.27 for 100,000 stock options and $0.45 for 100,000 stock options for Mr. O'Neill. A discussion of assumptions relating to option awards may be found in Note 18 to the Consolidated Financial Statements in the Company’s 2009 Form 10-K. The amounts previously reported for 2008 have been restated in accordance with new SEC rules relating to executive compensation.

(2)
The expense recorded by the Company during 2009 for post-employment medical benefits and prescription drug coverage was approximately $51,743. The value attributable to the use of a Company-provided automobile, and reimbursement of related expenses during 2009 was $12,743.

(3)
The amounts disclosed include $292,731 in severance payments made pursuant to the employment agreement with Mr. Cardell and $16,424 in COBRA benefits that were provided to Mr. Cardell as part of his resignation.

(4)	Mr. Cardell was the Company’s President and Chief Operating Officer and a director of the Company through the effective date of his resignation on October 24, 2008.

Grants of Plan-Based Awards Table

The following table sets forth stock options granted during the fiscal year ended December 31, 2009, to the Company’s NEOs.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#) (1)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards ($)

Alan M. Meckler	03/04/09	175,000	0.48	46,253
	12/09/09	300,000	0.77	130,140

Donald J. O’Neill	3/04/09	100,000	0.44	27,180
	12/09/09	100,000	0.70	44,620

(1)
All of the stock options in the above table were granted on March 4, 2009 and December 9, 2009. The stock options will generally become exercisable in respect of one-third of the shares covered thereby on each of the first three anniversaries of their grant date or, if earlier, upon a change in control of the Company. Options issued on March 4, 2009 became exercisable on November 30, 2009 as a result of  the Internet.com Sale due to a deemed change in control of the Company. Each unexercised stock option terminates automatically if the optionee ceases to be an employee of the Company for any reason. If an optionee undergoes a termination on account of retirement or disability, by the Company without cause, or with the written approval of the Compensation Committee, their vested options will remain exercisable until the earlier of the last day of the original option period and three months after the date of termination; upon an optionee’s death, each of their vested stock options shall expire on the last day of the option period or, if earlier, the date that is twelve months after the date of the optionee’s death.

Narrative Disclosure Relating to Summary Compensation Table
and Grants of Plan-Based Awards Table

Employment Agreements

The Company is party to an employment agreement with Mr. O’Neill that provides for six months of severance and benefits to be paid upon termination without cause.

Stock Incentive Plan

The Company maintains its 1999 Stock Incentive Plan, as amended and restated as of March 5, 2008 (the “1999 Plan”), pursuant to which 12,000,000 shares of the Company’s common stock are reserved for issuance (less previously issued shares thereunder), subject to adjustment in the event of any stock dividend or split, reorganization, recapitalization, merger, share exchange or any other similar corporate transaction or event. For purposes of determining the remaining shares of common stock available for grant under the plan, to the extent that an award expires or is canceled, forfeited, settled in cash, or otherwise terminated without a delivery to the participant of the full number of shares of common stock to which the award related, the undelivered shares of common stock will again be available for grant.

At the Annual Meeting of Stockholders of WebMediaBrands held on June 3, 2008, WebMediaBrands’s stockholders approved the WebMediaBrands 2008 Stock Incentive Plan (the “2008 Plan”). The 2008 Plan, along with the form of Incentive Stock Option Agreement and the form of Nonqualified Stock Option Agreement were approved and adopted by WebMediaBrands’s Board on April 28, 2008. Subject to certain antidilution adjustments, 4,353,279 shares of WebMediaBrands common stock may be issued under the 2008 plan as of December 31, 2009. In order to qualify certain awards under the plan as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, no employee shall be eligible to be granted options or stock appreciation rights covering more than 500,000 shares of the Company’s common stock during any calendar year.

The 1999 and 2008 Plans permit the Compensation Committee to grant equity-based awards to participants, including non-qualified stock options, restricted stock, and other awards that are valued by reference to, or otherwise based on, the fair market value of the Company’s common stock. The Compensation Committee establishes vesting and performance requirements that must be met at the time of the grant of an award, as well as other terms and conditions relating to such award. Beginning in 2007, all options granted under the 1999 and 2008 plans will expire no later than the 5th anniversary of the applicable date of grant of the options.

Generally, the Compensation Committee may, in its sole discretion, provide for the termination of an award and the payment of a cash amount in exchange for the cancellation of an award upon the consummation of a merger, a sale of all or substantially all of our assets or a reorganization or liquidation of the Company. All unvested awards will immediately vest upon a change in control of the Company.

The Board of Directors has the ability to amend, subject to stockholder approval for certain types of amendments, or terminate the plan at any time, provided that no amendment or termination will be made that impairs the rights of the holder of any award outstanding on the date of such amendment or termination.

Outstanding Equity Awards at Fiscal Year-End

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2009, for each NEO.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)		Option Expiration Date (1)(2)(3)
Alan M. Meckler	200,000 320,000 13,744 175,000 13,949 175,000 175,000 —	— — — — — — — 300,000	$ $ $ $ $ $ $ $	0.26 0.26 16.01 0.26 7.89 0.26 0.48 0.77	06/09/2010 06/07/2011 06/07/2011 06/04/2012 06/04/2012 12/12/2012 03/04/2014 12/09/2014

Donald J. O’Neill	2,000 2 2,000 3,000 3,000 1,667 1,667 40,000 37,167 40,000 1,063 5,150 5,150 100,000 3,000 3,000 — 2,000 2,000 3,000 2 3,000	— — — — — — — — — — — — — — — — 100,000 — — — — —	$ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $	0.26 2.01 18.75 0.26 6.41 0.26 2.28 0.26 7.17 0.26 4.14 0.26 3.23 0.44 0.26 11.55 0.70 0.26 18.03 0.26 2.01 14.55
04/28/2010
04/28/2010
04/28/2010
12/07/2010
12/07/2010
05/15/2012
05/15/2012
06/04/2012
06/04/2012
12/12/2012
12/12/2012
06/09/2013
06/09/2013
03/04/2014
06/14/2014
06/14/2014
12/09/2014
06/09/2015
06/09/2015
06/07/2016
06/07/2016
06/07/2016

(1)
Each stock option granted prior to 2007 has a ten-year term from date of grant except for stock options granted to Alan M. Meckler, which have a five-year term. Stock option grants vest equally on each of the first three anniversaries of their respective grant dates but vesting will accelerate upon a change in control of the Company.

(2)
Each stock option granted after 2006 has a five-year term from date of grant. Stock option grants vest equally on each of the first three anniversaries of their respective grant dates but vesting will accelerate upon a change in control of the Company.

(3)
On May 20, 2008, all outstanding non-qualified stock options having an exercise price greater than $4.00 per share were exchanged for new options with an exercise price of $2.01 per share, the closing price of WebMediaBrands’s common stock on May 20, 2008, on a one-for-one basis. The new options follow the vesting schedule of the original options that were exchanged. On November 17, 2008 all outstanding non-qualified stock options having an exercise price greater than $2.00 per share were exchanged for new options with an exercise price of $0.26 per share, the closing price of WebMediaBrands’s common stock on November 17, 2008, on a one-for-one basis. The new options follow the vesting schedule of the original options that were exchanged.

Potential Payments Upon Termination or Change in Control

Pursuant to the employment agreement with Mr. O’Neill, upon termination of employment without cause by the Company, Mr. O’Neill is entitled to continue to receive his base salary and benefits for the period of six months following the date of such termination. The table below reflects the amount of compensation and benefits payable to Mr. Meckler and Mr. O’Neill in the event of a termination of employment. The amounts shown assume that the applicable triggering event occurred on December 31, 2009, and therefore, may differ from actual amounts paid upon a termination of employment on another date.

Name	Type of Payment	Termination of Employment ($)	Change in Control ($) (2)
Alan M. Meckler	Cash Severance	—	—
	Continued Benefits	—	—
	Equity Acceleration	—	127,532

	Total	—	127,532

Donald J. O’Neill	Cash Severance	98,039	—
	Continued Benefits (1)	10,315	—
	Equity Acceleration	—	43,726

	Total	108,353	43,726

(1)
The calculation of continued benefits for Mr. O’Neill assumes a monthly cost of coverage to equal $1,719 which represents the monthly premiums to obtain coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act.

(2)
Upon a change in control of the Company, all unvested equity awards under the 1999 and 2008 Stock Incentive Plans will vest in full. The amount disclosed represents the dollar amount that would have been recognized for financial statement reporting purposes for the year ended December 31, 2009 in accordance with the accounting pronouncement related to stock-based compensation had there been a change in control of the Company on December 31, 2009.

DIRECTOR COMPENSATION

Directors of the Company who are also employees or officers of the Company do not receive any compensation specifically related to their activities as directors, other than reimbursement for expenses incurred in connection with their attendance at Board meetings.

Effective December 12, 2007, non-employee directors of the Company are granted, on an annual basis, stock options to purchase 16,000 shares of Common Stock. Non-employee directors also receive an annual cash stipend of $20,000. In addition, each outside director receives a cash stipend of $5,000 for attendance at each board meeting held beyond the four scheduled meetings. The directors are also reimbursed for their expenses incurred in connection with their attendance at Board meetings. In addition, each non-employee director receives, upon becoming a director, options for 5,000 shares of common stock

The Chairman of the Audit Committee is granted, on an annual basis, stock options to purchase 10,000 shares of common stock. The Chairman of the Audit Committee also receives an additional annual cash stipend of $10,000. In addition, the Chairman of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee each are granted, on an annual basis, additional stock options to purchase 5,000 shares of Common Stock. The Chairman of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee each receive an additional annual cash stipend of $5,000.

Director Compensation Table

The following table sets forth information with respect to total compensation paid by the Company during the fiscal year 2009 to each of the member of the Board of Directors.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Gilbert F. Bach	28,000	15,078	—	43,078
Michael J. Davies	28,000	15,078	—	43,078
John R. Patrick	33,000	18,668	—	51,668
William A. Shutzer	23,000	11,488	—	34,488

(1)	During 2009, Messrs. Bach, Davies, Patrick and Shutzer each earned additional fees in the amount of $3,000 for participation during telephonic meetings of the Board of Directors.

(2)
Amounts in the Option Awards column include the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for 2009 stock option awards based on the Black-Scholes value of $0.27 for 21,000 stock options for Messrs. Bach and Davies, respectively, 26,000 stock options for Mr. Patrick and 16,000 stock options for Mr. Shutzer and $0.45 for 21,000 stock options for Messrs. Bach and Davies, respectively, 26,000 stock options for Mr. Patrick and 16,000 stock options for Mr. Shutzer.  A discussion of assumptions relating to option awards may be found in Note 18 to the Consolidated Financial Statements in the Company’s 2009 Form 10-K.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis for the year ended December 31, 2009 with management, and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Michael J. Davies, Compensation Committee Chairman
Gilbert F. Bach
William A. Shutzer
John R. Patrick
Wayne A. Martino

The above report of the Compensation Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following individuals served on the Compensation Committee during the 2009 fiscal year: Michael J. Davies, Compensation Committee Chairman; Gilbert F. Bach; William A. Shutzer; and John R. Patrick. The Compensation Committee makes all compensation decisions with respect to the Company’s NEOs. No interlocking relationship exists between the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Effective January 22, 2010, the Board of Directors of WebMediaBrands Inc. appointed Wayne A. Martino a member of the Board. Wayne A. Martino has served as a member of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board, since his appointment.

ITEM 2. APPROVAL OF AUDITORS

Grant Thornton LLP, independent registered public accounting firm, audited the financial statements of the Company for the fiscal years ended December 31, 2008 and December 31, 2009. Such services consisted of the firm’s audit of and report on the Company’s annual financial statements and consultation on financial accounting and reporting matters as well as certain filings with the Securities and Exchange Commission.

During 2008 and 2009, the Company retained Grant Thornton LLP to provide services, all of which were approved by the Audit Committee, in the following categories and amounts:

	Grant Thornton LLP
	2008	2009
Audit fees	$1,558,616	$376,424
Audit-related fees	$29,070	$—
Tax fees	$11,250	$—
All other fees	$218,768	$132,995

Audit Fees

Audit fees incurred or paid to Grant Thornton LLP were for services provided in conjunction with the audit of the annual consolidated financial statements included in the Company’s 2008 and 2009 Annual Reports on Form 10-K, for the reviews of the consolidated financial statements included in the Company’s Forms 10-Q for the quarters included in the years ended December 31, 2008 and 2009 and for other services related to Securities and Exchange Commission matters.

Audit-related Fees

Audit-related fees incurred or paid to Grant Thornton LLP were for services provided in conjunction with financial accounting and reporting consultations for the year ended December 31, 2008.

Tax Fees

Tax fees incurred or paid to Grant Thornton LLP were for services associated with tax compliance and tax consultation for the year ended December 31, 2008.

All Other Fees

Amounts paid to Grant Thornton LLP were primarily for services associated with the Images and Internet.com Sales.

The Audit Committee has considered whether the provision of non-audit services by the Company’s principal auditor are compatible with maintaining auditor independence.

Representatives of Grant Thornton LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Based upon the recommendation of the Audit Committee, and subject to approval by the stockholders, the Board of Directors has appointed Grant Thornton LLP, independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2010. In making its recommendation, the Audit Committee reviewed past audit results and other non-audit services performed during 2009 and proposed to be performed during 2010. In selecting Grant Thornton LLP, the Audit Committee and the Board of Directors carefully considered their independence. The Audit Committee has determined that the performance of such non-audit services did not impair the independence of Grant Thornton LLP. Furthermore, Grant Thornton LLP has confirmed to the Company that they are in compliance with all rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence. It is the Audit Committee’s policy to pre-approve all audit and non-audit services performed by Grant Thornton LLP. The Audit Committee pre-approved all services provided by Grant Thornton LLP in 2009.

Approval by the stockholders of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 will require the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy and entitled to be cast. However, if not approved by the stockholders, we might not change our auditors, and we reserve the right to change auditors even if approved by the stockholders.

The Board of Directors recommends a vote FOR the approval of the appointment of Grant Thornton LLP, independent registered public accounting firm, to act as independent auditors for the Company for the fiscal year ending December 31, 2010.

OTHER ACTIONS AT THE ANNUAL MEETING

The Board of Directors knows of no other matters that are likely to be brought before the Annual Meeting. However, if any other matters are brought before the Annual Meeting, the proxy holder will vote proxies granted by stockholders in accordance with their best judgment.

2010 STOCKHOLDERS’ PROPOSALS

To be considered for inclusion in the Company’s proxy statement relating to the Annual Meeting of Stockholders to be held in 2011, the Secretary of the Company must receive stockholder proposals no later than 120 days prior to May 7, 2011. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than 45 days prior to May 7, 2011. All stockholder proposals should be sent to the attention of Corporate Secretary, WebMediaBrands Inc., 50 Washington Street, 9th Floor, Norwalk, Connecticut 06854.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and greater than 10% stockholders to file reports of ownership and changes in ownership of the Company’s securities with the SEC. Specific due dates for these reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure by such persons to file these reports in a timely manner during the 2009 fiscal year. Copies of the reports are required by SEC regulation to be furnished to the Company. Based solely on its review of such reports furnished to it, the Company believes that all Section 16(a) filing requirements applicable to the Company’s directors, executive officers and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee, among its other duties and responsibilities, reviews, monitors and approves all related party transactions. The Audit Committee is responsible for reviewing all related party transactions on a continuing basis and potential conflict of interest situations where appropriate. No director shall participate in any discussion or approval of a transaction for which he is a related party, except that this director shall provide all material information concerning the transaction to the Audit Committee.

During 2005, the Board of Directors granted lifetime post-employment medical benefits and prescription drug coverage to the CEO and his spouse. In December 2009, the Compensation Committee consented to and adopted, at the request of the CEO, a resolution that terminated the entitlement to post-employment medical benefits and prescription drug coverage for the CEO and his spouse. As a result, a non-cash capital contribution of $293,000 was recorded and is included in additional paid-in capital as a component of stockholders’ equity at December 31, 2009.

In connection with the Images Sale, on February 23, 2009, we entered into (a) the Swap Amendment, with respect to the Original Swap Agreement and (b) the Credit Support Agreement, dated as of February 23, 2009 (the “Credit Support Agreement”), with Alan M. Meckler (“Mr. Meckler”) and Ellen L. Meckler (“Mrs. Meckler”). In connection with the Credit Support Agreement, Mr. Meckler agreed to personally guarantee the Company’s obligations under the Swap Agreement and Mrs. Meckler agreed to grant a security interest to KeyBank in respect of certain of her assets to support Mr. Meckler’s personal guarantee to KeyBank. In exchange for Mr. Meckler’s personal guarantee to KeyBank and Mrs. Meckler’s grant of a security interest to KeyBank, the Company agreed pursuant to the Credit Support Agreement to, among other things, pay cash consideration to Mr. Meckler and Mrs. Meckler on a monthly basis. The amount of the cash consideration was equal to one-twelfth (1/12) of one percent (1%) of the notional amount of the Swap Agreement, which notional amount was initially $49,250,000 but decreased by $125,000 at the beginning of each fiscal quarter commencing on March 31, 2009. In addition, in certain circumstances, Mr. Meckler might have the right to assume KeyBank’s interests in the Swap Agreement and the Swap Security Agreements and, in the event that Mr. Meckler or Mrs. Meckler was required to satisfy the Company’s obligations under the Swap Agreement, Mr. Meckler and Mrs. Meckler would have been subrogated to KeyBank’s rights against the Company under the Swap Agreement and the Swap Security Agreements. The Credit Support Agreement was approved by all of the independent members of the Company’s Board of Directors, each of whom also has no direct or indirect interest in the Credit Support Agreement (the “Disinterested Directors”), following Mr. Meckler’s disclosure to such Disinterested Directors of the terms of the Credit Support Agreement.

On May 29, 2009, we paid off and terminated our Swap Agreement using the proceeds of a $7.2 million loan to the Company from Mr. Meckler (“Meckler Loan”).  The Company obtained the Meckler Loan and paid off and terminated the Swap Agreement in order to restructure and eliminate the Company’s ongoing obligations under the Swap Agreement and preserve working capital. In connection with these transactions, the Company entered into various security agreements to secure the Meckler Loan, as described in more detail below, and terminated various agreements securing the Swap Agreement and Swap Security Agreement. We made one principal payment on the Meckler Loan in the amount of $1.0 million during the year ended December 31, 2009.

On May 29, 2009, the Company (1) entered into a promissory note jointly and severally payable by the Company and Mediabistro, to Mr. Meckler (the “Note”), (2) entered into a Security Agreement with Mr. Meckler (the “Security Agreement”) pursuant to which the Company granted to Mr. Meckler a security interest in the Company’s assets, (3) entered into an Intellectual Property Security Agreement with Mr. Meckler (the “IP Security Agreement”) pursuant to which the Company granted to Mr. Meckler a security interest in the Company’s intellectual property, (4) entered into a Pledge Agreement by the Company in favor of Mr. Meckler (the “Pledge Agreement”) pursuant to which the Company granted to Mr. Meckler a security interest in and an assignment of all of the shares of stock or other equity interest of Mediabistro owned by the Company, and (5) agreed to enter into a Blocked Account Control Agreement with Mr. Meckler and a depositary bank, to further secure the Note (the “Control Agreement,” and together with the Note, the Security Agreement, the IP Security Agreement and the Pledge Agreement, the “Company Loan Documents”).

Simultaneously, Mediabistro (1) entered into a Security Agreement with Mr. Meckler pursuant to which Mediabistro granted to Mr. Meckler a security interest in Mediabistro’s assets (the “Mediabistro Security Agreement”), (2) entered into an Intellectual Property Security Agreement with Mr. Meckler pursuant to which Mediabistro granted to Mr. Meckler a security interest in Mediabistro’s intellectual property (the “Mediabistro IP Security Agreement”), and (3) agreed to enter into a Blocked Account Control Agreement with Mr. Meckler and a depositary bank, to further secure the Note (the “Mediabistro Control Agreement” and, together with the Mediabistro Security Agreement and the Mediabistro IP Security Agreement, the “Mediabistro Documents”).

To fund the Meckler Loan, Mr. Meckler used a portion of the proceeds of a residential mortgage loan that Bank of America, N.A. (“BOA”) granted to Mr. Meckler and Mrs. Meckler (the “BOA Loan”). Pursuant to a Collateral Assignment of the Note dated May 29, 2009, by Mr. Meckler to BOA, Mr. Meckler collaterally assigned the Note to BOA as additional collateral for the BOA Loan. Payment terms of the Meckler Loan reflect pass through of the BOA Loan payment terms (excluding those funds borrowed pursuant to the BOA Loan for Mr. Meckler’s personal use). As a result, the interest rate, amortization schedule and maturity date of each loan are identical.

The principal amount of the Meckler Loan equals the amount required to pay off and terminate the Swap Agreement between the Company and KeyBank and related transactional expenses. The interest rate of the Note is 4.7% per annum. Interest on the outstanding principal amount is due and payable on the first day of each calendar month for a period of five years. Thereafter, principal and interest is due and payable in equal monthly payments in an amount sufficient to pay the loan in full based on an amortization term of 15 years, to be paid in full in the two remaining years. The Note is due and payable in full on May 29, 2016, and may be prepaid at any time without penalty or premium. So long as any amount remains outstanding under the Meckler Loan, the Company must pay Mr. Meckler a monthly accommodation fee of $40,000 in order to adjust the effective interest rate of the Note.

The Company Loan Documents and Mediabistro Documents contain customary terms for a loan transaction of this type. If an Event of Default (as defined in the Note) occurs and is continuing beyond a specified cure period, Mr. Meckler may declare the Meckler Loan immediately due and payable. The Meckler Loan also will become immediately due and payable upon certain events of bankruptcy or insolvency or in the event of a Change of Control (as defined in the Note) of Mediabistro or the Company. The Note must be repaid in full if Mr. Meckler is required to repay the BOA Loan whether due to an Event of Default of the Company or Mediabistro or otherwise.

The Company Loan Documents were approved by all of the independent members of the Company’s Board of Directors, each of whom also has no direct or indirect interest in the Company Loan Documents or Mediabistro Documents, following Mr. Meckler’s disclosure to those disinterested directors of the terms of the Company Loan Documents and Mediabistro Documents.

DELIVERY OF MATERIALS

The rules of the SEC allow for householding, which is the delivery of a single copy of an annual report and proxy statement to any address shared by two or more stockholders. This combined mailing must be addressed to the security holders as a group. Duplicate mailings can be eliminated by allowing stockholders to consent to such elimination, or through implied consent if: (1) it is believed that the stockholders are members of the same family, (2) the stockholders are notified that householding is to be used, (3) the stockholders do not request continuation of duplicate mailings and (4) proxy materials are posted online at www.webmediabrands.com by clicking on the Investor Relations option. If you own shares of common stock in your own name as a holder of record, householding will not apply to your shares. If your shares of common stock are held in street name, depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to discontinue duplicate mailings to your address. If you wish to revoke your consent to householding, and instead want mailings made to each individual at the shared address, you must contact your broker, bank or other nominee.

If you wish to request extra copies free of charge of our annual report or proxy statement, please either send your request in writing to WebMediaBrands Inc., 50 Washington Street, 9th Floor, Norwalk, CT 06854, Attention: Investor Relations; make your request by calling 203-662-2800; or find our materials available by visiting our website at www.webmediabrands.com.

REPORT OF AUDIT COMMITTEE

To the Board of Directors WebMediaBrands Inc.:

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2009 as well as management’s report on internal control over financial reporting.

We have discussed with the independent auditors the matters required by the Auditing Standards Board of the American Institute of Certified Public Accountants Statement on Auditing Standards No. 61, “Communication with Audit Committees”.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, “Independence Discussions with Audit Committees”, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors, and the Board of Directors approved, that the financial statements referred to above be included in the Company’s annual Report on Form 10-K for the year ended December 31, 2009.

John R. Patrick, Audit Committee Chairman
Michael J. Davies
Gilbert F. Bach
William A. Shutzer
Wayne A. Martino

ADDITIONAL INFORMATION

The Company will pay all of the expenses involved in preparing, assembling and mailing this Proxy Statement and the accompanying materials. In addition to the solicitation of proxies by mail, the Company will request brokers and securities dealers to obtain proxies from and send proxy materials to their principals. The Company will reimburse expenses incurred in connection therewith. The Company has retained American Stock Transfer & Trust Company at an estimated cost of $4,000 to assist in its solicitation of proxies. Proxies may be solicited personally, by telephone or telegraph, by the directors and officers of the Company without additional compensation.

FORM 10-K REPORT

Interested stockholders may obtain a copy of the Company’s Annual Report on Form 10-K for fiscal year 2009 filed with the Securities and Exchange Commission, including all financial statements, schedules and exhibits, without charge by writing to:

Investor Relations
c/o WebMediaBrands Inc.
50 Washington Street, 9th Floor
Norwalk, CT 06854

Or by a telephone call to: 203-662-2800

WebMediaBrands Inc.

50 Washington Street, 9th Floor

Norwalk, Connecticut 06854
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL :
Our Proxy Statement and our 2009 Annual Report on Form 10-K
and financial statements, are available at http://www.webmediabrands.com/corporate/proxy.html

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alan M. Meckler and Mitchell S. Eisenberg, as proxy holders, with the power to designate a substitute, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Common Stock of WebMediaBrands Inc. held of record by the undersigned on April 23, 2010, at the Annual Meeting of Stockholders to be held on June 3, 2010, or any adjournment thereof. At their discretion, the proxy holders are authorized to vote such shares of Common Stock upon such other business as may properly come before the Annual Meeting.

This proxy, when properly executed, will be voted as directed. If no direction is given with respect to a particular proposal, this proxy will be voted for such proposal.

Please mark, date, sign and return this proxy card promptly by mail, using the enclosed envelope, by telephone or over the Internet. No postage is required if mailed in the United States.

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

-OR-

TELEPHONE - Call-toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone telephone
and follow the instructions. Have your proxy card available when you call.

-OR-

INTERNET - Access “ www.voteproxy.com ” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

ê Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

Please mark your vote as in this example. ☒

1. Election of six directors listed below with terms expiring in 2011 at the Annual Meeting.		2. Approval of Grant Thornton LLP, independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2010.	FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEES:
☐ FOR all nominees listed at right, except as marked below ☐ WITHHOLD AUTHORITY for all nominees listed below	° Alan M. Meckler ° Michael J. Davies ° Gilbert F. Bach ° William A. Shutzer ° John R. Patrick ° Wayne A. Martino
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXY SHALL VOTE “FOR” ALL DIRECTOR NOMINEES, AND “FOR” PROPOSAL 2. A VOTE “FOR” ALL DIRECTOR NOMINEES, AND A VOTE “FOR” PROPOSAL 2 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE ENCOURAGED TO COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

INSTRUCTION : To withhold a vote for an individual nominee(s), write the name of such nominee(s) in the space provided below. Your shares will be voted for the remaining nominee(s). ●
THE UNDERSIGNED REVOKES ANY PRIOR PROXY AT THE MEETING AND RATIFIES ALL THAT SAID ATTORNEYS AND PROXIES, OR ANY OF THEM, MAY LAWFULLY DO BY VIRTUE HEREOF. THE RECEIPT OF THE NOTICE OF ANNUAL MEETING IS HEREBY ACKNOWLEDGED.

☐ FOR ☐ WITHHOLD AUTHORITY

Stockholder:	Dated:	, 2010	Signature (if held jointly):	Dated:	, 2010
Note:
Please sign as name appears hereon. When joint owners hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.